Exhibit 10.14

SECOND AMENDMENT TO

STOCKHOLDERS AGREEMENT

This SECOND AMENDMENT (this “Second Amendment”) TO THE STOCKHOLDERS AGREEMENT dated as of November 17, 2011, as amended by Amendment No. 1 thereto dated as of December 22, 2011 (the “Agreement”) by and among Plains Offshore Operations Inc., a Delaware corporation (the “Company”), Plains Exploration & Production Company, a Delaware corporation (“PXP”), and PXP Resources LLC, a Delaware limited liability company (“PXP Resources”), and each investor named in Schedule A thereto (collectively, the “Investors”) is made and entered into as of January 31, 2012 by and between the Company, PXP, PXP Resources and the undersigned Investors in accordance with Section 3.06 of the Agreement.

WHEREAS, the Company, PXP, PXP Resources and the undersigned Investors, whose consent or approval would constitute Majority Preferred Approval (as defined in the Agreement), desire to amend the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1)	Amendments. Section 2.02(c) of the Agreement is hereby amended by deleting the sixth sentence thereof and inserting in its place the following:

If the Company agrees to acquire additional Deepwater GOM Assets prior to an Initial Public Offering under this Section 2.02(c), then each of the holders of Common Stock, Class A Common Stock and Class B Common Stock (the “Common Stockholders”) and Preferred Stockholders shall contribute its proportionate share (determined on an as-converted basis) of any capital necessary to fund such acquisition through the purchase from the Company of additional shares of Class A Common Stock at a price of $20.00 per share; provided, however, that notwithstanding anything to the contrary in Section 3.08, any or all of MTP Energy Master Fund Ltd., MTP Energy Opportunities Fund I LLC, MTP Opportunity Fund, LLC, Triangle Peak Partners Private Equity, LP and Hipparchus Fund LP (each, together with its Affiliates, a “Magnetar Fund”) or FSEP Term Funding, LLC, FS Investment Corporation, and Locust Street Funding LLC (each, together with its Affiliates, a “GSO Fund”), may assign, in whole or in part (including without limitation an assignment limited to a particular offer under this Section 2.02(c)), its rights and (to the extent related to such assigned rights) obligations under this Section 2.02(c), in their capacity as holders of Preferred Stock, to acquire additional shares of

Class A Common Stock to one or more of Energy Fund XV, L.P., Energy Fund XV-A, L.P., Energy Fund XV-B, L.P. and Energy XV Blocker (Plains), LLC (each, together with its Affiliates, an “EIG Fund” and collectively “EIG”), subject to the assignee EIG Fund assuming such assigned obligations under this Section 2.02(c) and notifying the Company of such assignment and assumption (and specifying the rights and obligations assigned and assumed) and (1) to the extent an EIG Fund assumes such obligations under this Section 2.02(c), the Magnetar Fund or GSO Fund assigning such obligations under this Section 2.02(c) shall be relieved of such rights and obligations under this Section 2.02(c) and (2) the rights and obligations so assigned and assumed shall be deemed to be the rights and obligations of the EIG Fund that has assumed such obligations; provided further, however, that if any holder of Common Stock, Class A Common Stock or Class B Common Stock fails to purchase such additional shares of Class A Common Stock, then PXP shall acquire such additional shares of Class A Common Stock.

2)	Miscellaneous. The provisions of Sections 3.01 (Counterparts), 3.03 (Governing Law) and 3.04 (Waiver of Jury Trial) of the Stockholders Agreement shall apply, mutatis mutandis, to this Second Amendment.

3)	Full Force and Effect. Except as amended hereby, each of the Company, PXP, PXP Resources and each of the Investors acknowledges and agrees that all provisions of the Agreement remain in full force and effect as originally written. Any references set forth in any document delivered in connection with the Agreement shall be deemed to include a reference to the Agreement as amended by this Second Amendment, whether or not so stated in the document.

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2

IN WITNESS WHEREOF, the Parties hereto have entered into this Second Amendment as of the date first written above.

PLAINS OFFSHORE OPERATIONS INC.

By:	/s/ Marc A. Hensel
	Name:	Marc A. Hensel
	Title:	Vice President

PXP RESOURCES LLC

By:	/s/ Marc A. Hensel
	Name:	Marc A. Hensel
	Title:	Vice President

PLAINS EXPLORATION & PRODUCTION COMPANY

By:	/s/ Winston M. Talbert
	Name:	Winston M. Talbert
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Stockholders Agreement]

ENERGY FUND XV, L.P.

A Delaware limited partnership (“Fund XV”)

By:	EIG Management Company, LLC, as Sub-adviser to and Attorney-in-Fact for TCW Asset Management Company, Manager of Fund XV

	By:	/s/ Kurt A. Talbot
		Name:	Kurt A. Talbot
		Title:	Co-president and Chief Investment Officer

	By:	/s/ Patrick H. Hickey
		Name:	Patrick H. Hickey
		Title:	Senior Vice President

ENERGY FUND XV-A, L.P.

A Delaware limited partnership (“Fund XV-A”)

By:	EIG Management Company, LLC, as Sub-adviser to and Attorney-in-Fact for TCW Asset Management Company, Manager of Fund XV-A

	By:	/s/ Kurt A. Talbot
		Name:	Kurt A. Talbot
		Title:	Co-president and Chief Investment Officer

	By:	/s/ Patrick H. Hickey
		Name:	Patrick H. Hickey
		Title:	Senior Vice President

[Signature Page to Second Amendment to Stockholders Agreement]

ENERGY FUND XV-B, L.P.

A Delaware limited partnership (“Fund XV-B”)

By:	EIG Management Company, LLC, as Sub-adviser to and Attorney-in-Fact for TCW Asset Management Company, Manager of Fund XV-B

	By:	/s/ Kurt A. Talbot
		Name:	Kurt A. Talbot
		Title:	Co-president and Chief Investment Officer

	By:	/s/ Patrick H. Hickey
		Name:	Patrick H. Hickey
		Title:	Senior Vice President

ENERGY XV BLOCKER (PLAINS), LLC

A Delaware limited liability company (“Blocker”)

By:	EIG Management Company, LLC, as Manager of Blocker

	By:	/s/ Kurt A. Talbot
		Name:	Kurt A. Talbot
		Title:	Co-president and Chief Investment Officer

	By:	/s/ Patrick H. Hickey
		Name:	Patrick H. Hickey
		Title:	Senior Vice President

[Signature Page to Second Amendment to Stockholders Agreement]